UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

TESORO LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 20, 2014, Tesoro Logistics LP (the “Partnership”) and Tesoro Logistics GP, LLC (the “General Partner”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (collectively, the “Underwriters”), which provides for the issuance and sale by the Partnership, and the purchase by the Underwriters, of an aggregate of 20,000,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price of $57.47 per Common Unit ($55.46 per Common Unit, net of underwriting discounts and commissions). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option, solely to cover over-allotments, if any, to purchase up to an additional 3,000,000 Common Units, and the Partnership has received notification from the Underwriters that this option will be exercised in full. The offer and sale of the Common Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-185926) of the Partnership, as supplemented by the preliminary prospectus supplement dated October 20, 2014 and the prospectus supplement dated October 20, 2014 filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on October 20, 2014 and October 21, 2014, respectively. The closing of the offering is expected to occur on or about October 24, 2014, subject to customary closing conditions.

The Partnership intends to use the net proceeds from the sale of the Common Units (including the net proceeds from the exercise of the Underwriters’ over-allotment option to purchase additional Common Units from the Partnership) to fund a portion of the purchase price of the Partnership’s pending acquisition of all of the issued and outstanding membership interests of QEP Field Services, LLC, a wholly-owned subsidiary of QEP Field Services Company, a wholly-owned subsidiary of QEP Resources, Inc., pursuant to the Membership Interest Purchase Agreement, dated as of October 19, 2014, by and between the Partnership and QEP Field Services Company (the “QEP Field Services Acquisition”). Prior to funding the QEP Field Services Acquisition, the Partnership may use the net proceeds of the offering to make short-term liquid investments. The closing of the QEP Field Services Acquisition is not conditioned on the closing of the offering, and the offering is not conditioned on the closing of the QEP Field Services Acquisition. If the Partnership does not complete the QEP Field Services Acquisition, the Partnership intends to use the net proceeds from the offering for general partnership purposes, including announced or potential growth capital expenditures, for potential repurchases of Common Units, or for other potential future acquisitions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and the General Partner, including obligations of the Partnership and the General Partner to indemnify the Underwriters for certain liabilities under the Securities Act and to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

Certain of the Underwriters and their related entities have engaged, and may in the future engage, in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Underwriters and their related entities have performed and may perform investment and commercial banking and advisory services for the Partnership and its affiliates from time to time, for which they have received and may receive customary fees and expense reimbursement. The Underwriters and their affiliates may, from time to time, engage in transactions with and perform services for the Partnership in the ordinary course of their business. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Raymond James & Associates, Inc., ABN AMRO Securities (USA) LLC, Mitsubishi UFJ Securities (USA), Inc. and PNC Capital Markets LLC are lenders under the Partnership’s credit facility.

Item 7.01 Regulation FD Disclosure.

On October 20, 2014, the Partnership issued a press release regarding the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information above under Item 7.01 is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1*	Underwriting Agreement, dated as of October 20, 2014, by and among Tesoro Logistics LP, Tesoro Logistics GP, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

5.1*	Opinion of Fulbright & Jaworski LLP regarding the validity of the securities.

8.1*	Opinion of Fulbright & Jaworski LLP relating to tax matters.

23.1	Consent of Fulbright & Jaworski LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Fulbright & Jaworski LLP (included in Exhibit 8.1 hereto).

99.1**	Press release announcing pricing of equity offering issued on October 20, 2014.

*	Filed herewith
**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2014

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC, Its general partner

By:	/s/ Steven Sterin
Steven Sterin Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

1.1*	Underwriting Agreement, dated as of October 20, 2014, by and among Tesoro Logistics LP, Tesoro Logistics GP, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

5.1*	Opinion of Fulbright & Jaworski LLP regarding the validity of the securities.

8.1*	Opinion of Fulbright & Jaworski LLP relating to tax matters.

23.1	Consent of Fulbright & Jaworski LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Fulbright & Jaworski LLP (included in Exhibit 8.1 hereto).

99.1**	Press release announcing pricing of equity offering issued on October 20, 2014.

*	Filed herewith
**	Furnished herewith